Exhibit 10.37

AMENDMENT No. 1

to

LOAN AGREEMENT,

SECURED CONVERTIBLE PROMISSORY NOTES,

and PATENT SECURITY AGREEMENT

This AMENDMENT (this “Amendment”) is made as of this 2nd day of February, 2012, by and between (i) MRI Interventions, Inc., a Delaware corporation formerly known as SurgiVision, Inc. (the “Company”), and (ii) Boston Scientific Corporation (“BSC”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement referred to below.

WHEREAS, the Company and BSC entered into that certain Loan Agreement dated October 16, 2009 (the “Loan Agreement”);

WHEREAS, the Company issued to BSC each of (i) that certain Secured Convertible Promissory Note, dated as of October 16, 2009, in the original principal amount of $2,000,000 (the “October 2009 Note”), (ii) that certain Secured Convertible Promissory Note, dated as of November 17, 2009, in the original principal amount of $750,000 (the “November 2009 Note”), and (iii) that certain Secured Convertible Promissory Note, dated as of December 18, 2009, in the original principal amount of $750,000 (the “December 2009 Note”, and together with the October 2009 Note and the November 2009 Note, the “Existing Notes”);

WHEREAS, the Company and BSC entered into that certain Patent Security Agreement dated October 16, 2009 (the “Patent Security Agreement”);

WHEREAS, on the date hereof, Boston Scientific Neuromodulation Corporation and the Company are entering into the Omnibus Amendment No. 3 to System and Lead Development and Transfer Agreement and Technology License Agreement (the “IP Amendment”);

WHEREAS, in consideration for the Company’s agreements in the IP Amendment, the Company and BSC desire to modify certain provisions of the Loan Agreement, the Existing Notes, and the Patent Security Agreement; and

NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I. AMENDMENTS TO LOAN AGREEMENT.

1.1. Amendment of Section 3.2. Section 3.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

“3.2 Interest. All overdue amounts payable hereunder or under the Notes or the Patent Security Agreement shall bear interest compounded annually and payable on demand at a rate equal to 10% per annum from the date such payment was due until such amount shall be paid in full (after as well as before judgment).”

1.2 Amendment of Section 3.4. Section 3.4 of the Loan Agreement is hereby amended to add the following new paragraph (f) at the end of such section:

“(f) Covenant of the Company to file Certificate of Designation of Series B Preferred Stock. The Company covenants and agrees that, within two (2) business days following delivery by BSC to the Company of notice of BSC’s election to convert the Notes into Series B Preferred Stock pursuant to Sections 3.4(a) or (b) above, the Company shall file with the Secretary of State of Delaware a Certificate of Designation, Preferences and Rights with respect to the Series B Preferred Stock in a form to be mutually agreed to by the Company and BSC prior to the earlier of (i) the conversion of the outstanding shares of Series A Preferred Stock into Common Stock or (ii) March 31, 2012.”

1.3 Amendment of Section 6.2(j). Section 6.2(j) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(j) Indebtedness. Incur or guarantee any Indebtedness (other than to BSC and other than as set forth on Schedule 6.2 hereto), repay any Indebtedness (including the principal amount of any Indebtedness and any accrued interest on any Indebtedness), or amend the terms of any Indebtedness of the Company (including pursuant to Section 6.8);”

1.4 Amendment of Section 6. Section 6 of the Loan Agreement is hereby amended to add the following new Section 6.8 at the end of Section 6:

“6.8 Existing Indebtedness. The Company hereby covenants and agrees that as of or prior to the earlier of (x) February 28, 2012 or (y) the effective date of a registration statement filed by the Company with respect to the Company’s common stock under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (such earlier date, the “Amendment Date”), either (i) the Company shall enter into amendments to each of the promissory notes listed on Schedule 6.2 hereto (other than the November 2010 Notes), each of such amendments to be on terms satisfactory to BSC, pursuant to which as of or prior to the Amendment Date the maturity date of the Company’s Indebtedness under each of such promissory notes is extended beyond December 18, 2014 and

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the Indebtedness of the Company under each of such promissory notes is subordinated to the Indebtedness of the Company to BSC under the Restated Notes on terms satisfactory to BSC, or (ii) all Indebtedness of the Company under each of such promissory notes is converted in full into shares of Common Stock (or, in the case of the Brainlab Note, into Common Stock or Preferred Stock which is junior in right of payment to the series of preferred stock of the Company into which the Restated Notes are convertible and which otherwise has terms satisfactory to BSC) on or prior to the Amendment Date and such promissory notes shall no longer be outstanding as of the Amendment Date.”

1.5 Amendment of Definition of “Loans”. The Company and BSC hereby agree that all amounts owing by the Company to BSC under the Restated Notes (as defined herein) shall be deemed to be Loans under the Loan Agreement and all references in the Loan Agreement to the Loans shall be deemed to refer to the obligations of the Company under the Restated Notes.

1.6 Amendment of Definition of “Notes”. The Company and BSC hereby agree that the Restated Notes shall be deemed to be Notes under the Loan Agreement and all references in the Loan Agreement to the Notes shall be deemed to refer to the Restated Notes.

1.7 Amendment of Definition of “Series B Preferred Stock”.

““Series B Preferred Stock” means a series of Preferred Stock of the Company which is pari passu with the Series A Preferred Stock and senior to all other shares of preferred stock of the Company, and which has the terms agreed to by the Company and BSC pursuant to Section 3.4(f).”

1.8 Amendment to Schedules to Loan Agreement. The Company and BSC hereby agree that the Loan Agreement is amended to add a new Schedule 6.2 thereto in the form of Schedule 6.2 attached hereto.

II. AMENDMENT AND RESTATEMENT OF THE EXISTING NOTES.

2.1 October 2009 Note. The Company and BSC agree that the accrued and unpaid interest on the October 2009 Note as of the date hereof is equal to $2,492,931.51. The Company and BSC agree that all accrued interest on the October 2009 Note as of the date hereof shall be added to the principal amount of the October 2009 Note as of the date hereof. The Company shall execute and deliver to BSC on the date hereof an Amended and Restated Secured Convertible Promissory Note in the form of Exhibit A hereto (the “Restated October 2009 Note”). Upon the Company’s execution and delivery to BSC of the Restated October 2009 Note, BSC shall surrender the October 2009 Note to the Company for cancellation.

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2.2 November 2009 Note. The Company and BSC agree that the accrued and unpaid interest on the November 2009 Note as of the date hereof is equal to $926,893.15. The Company and BSC agree that all accrued interest on the November 2009 Note as of the date hereof shall be added to the principal amount of the November 2009 Note as of the date hereof. The Company shall execute and deliver to BSC on the date hereof an Amended and Restated Secured Convertible Promissory Note in the form of Exhibit B hereto (the “Restated November 2009 Note”). Upon the Company’s execution and delivery to BSC of the Restated November 2009 Note, BSC shall surrender the November 2009 Note to the Company for cancellation.

2.3 December 2009 Note. The Company and BSC agree that the accrued and unpaid interest on the December 2009 Note as of the date hereof is equal to $918,776.58. The Company and BSC agree that all accrued interest on the December 2009 Note as of the date hereof shall be added to the principal amount of the December 2009 Note as of the date hereof. The Company shall execute and deliver to BSC on the date hereof an Amended and Restated Secured Convertible Promissory Note in the form of Exhibit C hereto (the “Restated December 2009 Note”, and together with the Restated October 2009 Note and the Restated November 2009 Note, the “Restated Notes”). Upon the Company’s execution and delivery to BSC of the Restated December 2009 Note, BSC shall surrender the December 2009 Note to the Company for cancellation.

III. AMENDMENTS TO THE PATENT SECURITY AGREEMENT.

3.1 Amendment of Definition of “Loans”. The Company and BSC hereby agree that all references in the Patent Security Agreement to the Loans shall be deemed to refer to the Loans as defined in the Loan Agreement as amended by this Amendment.

3.2 Amendment of Schedule A. The Company and BSC hereby agree that Schedule A to the Patent Security Agreement is hereby amended and restated in its entirety to read as set forth on Schedule A hereto.

IV. CONDITIONS TO EFFECTIVENESS.

4.1 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) the execution and delivery by the parties hereto of this Amendment;

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(b) the execution and delivery by Boston Scientific Neuromodulation Corporation and the Company of the IP Amendment;

(c) approval by the board of directors of the Company of the execution and delivery of this Amendment and the IP Amendment by the Company; and

(d) the Company shall have received all consents and waivers necessary for the consummation of the transactions contemplated by this Amendment and the IP Amendment, if any.

V. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND CONFIRMATION OF SECURITY INTEREST.

5.1 Representations and Warranties. Except as set forth in Schedule B hereto, the representations and warranties made by the Company in Section 4 of the Loan Agreement and in Section 3 of the Patent Security Agreement are true and correct in all material respects on the date hereof with the same force and effect as if such representations and warranties had been made at and as of the date hereof.

5.2. No Material Breach. The Company is not in material breach of its obligations under the Loan Agreement, the Patent Security Agreement or the Existing Notes.

5.3 Consents. There is no third party consent, approval or filing required for the execution and delivery by the Company of this Amendment or the IP Amendment, except for any such consent, approval or filing already obtained or made by the Company and which is disclosed on Schedule B.

5.4 Confirmation of Security Interest. The Company hereby confirms the security interest granted by the Company to BSC pursuant to the Loan Agreement in the Collateral and the security interest granted by the Company to BSC pursuant to the Patent Security Agreement in the Patent Collateral. The Company has not granted any lien, pledge, charge or security interest of any kind or nature in the Collateral or the Patent Collateral, except to BSC and as set forth in Schedule B.

VI. MISCELLANEOUS.

6.1. No Other Amendments. Except to the extent amended hereby, all of the definitions, terms, provisions and conditions set forth in the Loan Agreement are hereby ratified and confirmed and shall remain in full force and effect. The Loan Agreement and this Amendment shall be read and construed together as a single agreement.

6.2. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the

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respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

6.3. Governing Law. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

6.4. Counterparts. This Amendment may be executed in two or more counterparts and the signatures delivered by facsimile, each of which shall be deemed an original, with the same effect as if the signatures were upon the same instrument and delivered in person.

6.5. Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6.6 Assignment of Transferred Patents. The IP Amendment provides for the Company’s assignment to Boston Scientific Neuromodulation Corporation of the “Transferred Patents” upon the occurrence of a “Triggering Event” (as such terms are defined in the IP Amendment). BSC acknowledges the provisions of the IP Amendment and hereby consents pursuant to the Loan Agreement and the Patent Security Agreement to any such assignment to Boston Scientific Neuromodulation Corporation.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives, all as of the day and year written above.

MRI INTERVENTIONS, INC.

By:	/s/ Kimble Jenkins
Name: K. Jenkins
Title: CEO

BOSTON SCIENTIFIC CORPORATION

By:	/s/ Charles Attlan
Name: Charles Attlan
Title: VP Business Development

Exhibit A

Restated October 2009 Note

See Attached.

NEITHER THIS NOTE NOR ANY SECURITIES THAT MAY BE ISSUED UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS NOTE AND ANY SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS SO REGISTERED AND QUALIFIED UNDER ALL APPLICABLE SECURITIES LAWS, OR UNLESS SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

AMENDED AND RESTATED

SECURED CONVERTIBLE PROMISSORY NOTE

$2,492,931.51	Dated: October 16, 2009

Restated: February 2, 2012

FOR VALUE RECEIVED, the undersigned, MRI Interventions, Inc., a Delaware corporation formerly known as SurgiVision, Inc. (the “Company”), hereby promises to pay to Boston Scientific Corporation, or its assigns hereunder (“BSC”), prior to or on the Maturity Date (as defined below) and subject to acceleration or conversion as set forth herein, the aggregate principal amount of TWO MILLION FOUR HUNDRED NINETY-TWO THOUSAND NINE HUNDRED THIRTY-ONE DOLLARS AND FIFTY-ONE CENTS ($2,492,931.51) (such initial amount, and any amounts added thereto in accordance with the terms hereof, being referred to as the “Principal Amount”). This Note shall bear interest at a rate equal to 0%; provided, however, that any overdue amount payable hereunder shall bear interest compounded annually at a rate equal to 10% per annum from the date such payment was due until the date such amount shall be paid in full. Unless the indebtedness evidenced by this Note becomes due and payable earlier as provided herein, the entire Principal Amount shall be payable in full by the Company on the Maturity Date. The obligations of the Company under this Note are secured by a pledge of the assets of the Company as described in Section 5.

1. Defined Terms. This Note evidences borrowings under and has been issued by the Company in accordance with the terms of that certain Loan Agreement, dated October 16, 2009, as amended, between the Company and BSC (the “Loan Agreement”). This Note amends, restates, replaces and supersedes, in all respects, the Secured Convertible Promissory Note dated October 16, 2009, issued by the Company to BSC in the original principal amount of $2,000,000 pursuant to the Loan Agreement. As used herein, “BSC” shall also be deemed to refer to any subsequent Holder of this Note. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement. BSC and any Holder hereof is entitled to the benefits of the Loan Agreement, and may enforce the agreements of the Company contained therein, and any Holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. For purposes of this Note, the terms listed below shall have the respective meanings set forth below:

1.1 “business day” means any day, other than Saturday, Sunday or a legal holiday that banks located in Boston, Massachusetts are not open for business;

1.2 “Holder” shall mean, initially, BSC and thereafter, any subsequent holder of this Note in accordance with the provisions of Section 7 below; and

1.3 “Maturity Date” means October 16, 2014.

2.	Payment.

2.1 Payments. Payment of interest (if any) and principal hereunder shall be made as provided herein to the business address of the Holder. If the payments to be made by the Company shall be stated to be due on a date which is not a business day, such payment may be made on the next succeeding business day, and any interest payment on each such date shall include the amount thereof which shall accrue during the period of such extension of time. All computations of interest payable under this Note shall be made on the basis of the actual number of calendar days elapsed divided by 365. All payments hereunder shall be applied first to any unpaid accrued interest, and second to repayment of any unpaid principal amount hereunder.

2.2 Prepayment.

(a) Optional Prepayment. The Company shall be permitted to prepay any unpaid portion of this Note at any time prior to the Maturity Date.

(b) Mandatory Prepayment. The Company shall be required to prepay the unpaid portion of this Note out of the proceeds of any Qualified Financing as provided in Section 3.3(b) of the Loan Agreement.

3. Conversion. This Note shall be convertible into Conversion Shares in accordance with the terms and subject to the conditions set forth in the Loan Agreement.

4. Acceleration. Upon the occurrence of any Event of Default (as defined below) and so long as any Event of Default is continuing, the Holder may, at its option and upon written notice of acceleration given by the Holder to the Company, declare the entire unpaid portion of this Note due and payable. Each of the following events shall be deemed an “Event of Default”: (a) the Company shall fail to pay any portion of the Principal Amount or other sums due hereunder within fifteen (15) days after the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, (b) commencement of proceedings for the liquidation or dissolution of the Company, or any other termination or winding-up of its existence or business, (c) appointment of any receiver, including a temporary receiver, for the Company or substantially all its assets, (d) assignment of its assets by the Company for the benefit of its creditors, (e) material breach by the Company or any of its subsidiaries of any provision of this Note, the Patent Security Agreement or the Loan Agreement (other than any breach covered by another clause of this Section 4), provided, that if such breach is capable of being cured, then such breach shall not constitute an “Event of Default” until the thirtieth (30th) day following notice thereof from the Holder, to the extent such breach has not been cured prior to such date, (f) institution by or against the Company of insolvency, receivership or bankruptcy proceedings or any other similar proceedings for the settlement of the Company’s debts, provided, that in the case of an involuntary proceeding commenced against the Company by a third party creditor whose claim against the Company is less than $100,000, such proceeding shall have remained undismissed and unstayed for more than thirty (30) days, (g) an event of default under any mortgage, indenture, obligation, instrument or indebtedness of the Company for borrowed money, which default results in $100,000 or more (in the aggregate) of such indebtedness to become due and payable by the Company prior to its stated maturity date, (h) any representation or warranty of the Company contained in the Loan Agreement or the Patent Security Agreement shall prove to have been false in any material respect when made or deemed to have been made or repeated, provided, that if such breach is capable of being cured, then such breach shall not constitute an “Event of Default” until the thirtieth (30th) day following the date the Company becomes aware of the factual circumstances giving rise to the breach, to the extent such breach has not been cured prior to such date, unless such breach has had a material impairment on BSC’s rights under the Notes, the Patent Security Agreement or the Loan Agreement, (i) there shall remain in force, undischarged, unsatisfied, unvacated, unbonded or unstayed, for more than sixty (60) days, any final judgment against

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the Company or any of its subsidiaries that, with other such outstanding final judgments against the Company or any of its subsidiaries that are undischarged, unsatisfied, unvacated, unbonded or unstayed, exceeds in the aggregate $500,000 in excess of insurance coverage, (j) this Note shall be cancelled, terminated, revoked or rescinded, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind this Note shall be commenced by or on behalf of the Company or any of its subsidiaries party thereto or any of their respective shareholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, this Note is illegal, invalid or unenforceable in accordance with the terms thereof, (k) breach by the Company of Section 11.7(e) of the System and Lead Development and Transfer Agreement dated as of December 30, 2005, as amended and in effect from time to time, or (l) breach by the Company of Section 6.8 of the Loan Agreement. At BSC’s option, the entire unpaid portion of this Note will become due and payable upon written notice of acceleration given by BSC to the Company at any time upon or after consummation of a Sale of the Company.

5. Security Interest. This Note is secured by a first priority security interest in all of the Company’s property and assets pursuant to the Loan Agreement, to which reference is made for a description of the security for this Note.

6. Independent Obligations. The Company agrees and acknowledges that each covenant contained in Sections 3 and 5 hereof constitutes an independent obligation of the Company, not qualified by any other clause, and shall be deemed to be cumulative.

7. Assignment. This Note shall not be assigned by operation of law or otherwise, except that the Holder may assign this Note to any assignee of BSC’s rights and obligation under the Loan Agreement.

8. Waiver of Presentment, Etc. Except as otherwise set forth herein, the Company hereby, to the fullest extent permitted by applicable law, waives presentment, demand, notice, protest, and all other demands and notices in connection with delivery, acceptance, performance, default, acceleration or enforcement of or under this Note.

9. Amendment; Waivers. Neither this Note nor any term hereof may be waived, amended, discharged, modified, changed, or terminated orally, nor shall any waiver of any provision hereof be effective except by an instrument in writing signed by the party granting the waiver. The failure of the Holder hereof to exercise any of its rights, remedies, powers or privileges hereunder in any instance will not constitute a waiver thereof, or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or of any other right or remedy.

10. Payment of Collection Costs. The Company will pay on demand all costs of collection, including all court costs and reasonable attorneys’ fees, paid or incurred by the Holder in enforcing this Note after default.

11. GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO PRINCIPLES OF CHOICE OF LAW).

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IN WITNESS WHEREOF, the Company has executed and delivered this Amended and Restated Secured Convertible Promissory Note as an instrument as of the date first above written.

MRI INTERVENTIONS, INC.

BY
Name:
Title:

Exhibit B

Restated November 2009 Note

See Attached.

NEITHER THIS NOTE NOR ANY SECURITIES THAT MAY BE ISSUED UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS NOTE AND ANY SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS SO REGISTERED AND QUALIFIED UNDER ALL APPLICABLE SECURITIES LAWS, OR UNLESS SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

AMENDED AND RESTATED

SECURED CONVERTIBLE PROMISSORY NOTE

$926,893.15	Dated: November 17, 2009 Restated: February 2, 2012

FOR VALUE RECEIVED, the undersigned, MRI Interventions, Inc., a Delaware corporation formerly known as SurgiVision, Inc. (the “Company”), hereby promises to pay to Boston Scientific Corporation, or its assigns hereunder (“BSC”), prior to or on the Maturity Date (as defined below) and subject to acceleration or conversion as set forth herein, the aggregate principal amount of NINE HUNDRED TWENTY-SIX THOUSAND EIGHT HUNDRED NINETY-THREE DOLLARS AND FIFTEEN CENTS ($926,893.15) (such initial amount, and any amounts added thereto in accordance with the terms hereof, being referred to as the “Principal Amount”). This Note shall bear interest at a rate equal to 0%; provided, however, that any overdue amount payable hereunder shall bear interest compounded annually at a rate equal to 10% per annum from the date such payment was due until the date such amount shall be paid in full. Unless the indebtedness evidenced by this Note becomes due and payable earlier as provided herein, the entire Principal Amount shall be payable in full by the Company on the Maturity Date. The obligations of the Company under this Note are secured by a pledge of the assets of the Company as described in Section 5.

12. Defined Terms. This Note evidences borrowings under and has been issued by the Company in accordance with the terms of that certain Loan Agreement, dated October 16, 2009, as amended, between the Company and BSC (the “Loan Agreement”). This Note amends, restates, replaces and supersedes, in all respects, the Secured Convertible Promissory Note dated November 17, 2009, issued by the Company to BSC in the original principal amount of $750,000 pursuant to the Loan Agreement. As used herein, “BSC” shall also be deemed to refer to any subsequent Holder of this Note. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement. BSC and any Holder hereof is entitled to the benefits of the Loan Agreement, and may enforce the agreements of the Company contained therein, and any Holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. For purposes of this Note, the terms listed below shall have the respective meanings set forth below:

12.1 “business day” means any day, other than Saturday, Sunday or a legal holiday that banks located in Boston, Massachusetts are not open for business;

12.2 “Holder” shall mean, initially, BSC and thereafter, any subsequent holder of this Note in accordance with the provisions of Section 7 below; and

12.3 “Maturity Date” means November 17, 2014.

13. Payment.

13.1 Payments. Payment of interest (if any) and principal hereunder shall be made as provided herein to the business address of the Holder. If the payments to be made by the Company shall be stated to be due on a date which is not a business day, such payment may be made on the next succeeding business day, and any interest payment on each such date shall include the amount thereof which shall accrue during the period of such extension of time. All computations of interest payable under this Note shall be made on the basis of the actual number of calendar days elapsed divided by 365. All payments hereunder shall be applied first to any unpaid accrued interest, and second to repayment of any unpaid principal amount hereunder.

13.2 Prepayment.

(a) Optional Prepayment. The Company shall be permitted to prepay any unpaid portion of this Note at any time prior to the Maturity Date.

(b) Mandatory Prepayment. The Company shall be required to prepay the unpaid portion of this Note out of the proceeds of any Qualified Financing as provided in Section 3.3(b) of the Loan Agreement.

14. Conversion. This Note shall be convertible into Conversion Shares in accordance with the terms and subject to the conditions set forth in the Loan Agreement.

15. Acceleration. Upon the occurrence of any Event of Default (as defined below) and so long as any Event of Default is continuing, the Holder may, at its option and upon written notice of acceleration given by the Holder to the Company, declare the entire unpaid portion of this Note due and payable. Each of the following events shall be deemed an “Event of Default”: (a) the Company shall fail to pay any portion of the Principal Amount or other sums due hereunder, within fifteen (15) days after the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, (b) commencement of proceedings for the liquidation or dissolution of the Company, or any other termination or winding-up of its existence or business, (c) appointment of any receiver, including a temporary receiver, for the Company or substantially all its assets, (d) assignment of its assets by the Company for the benefit of its creditors, (e) material breach by the Company or any of its subsidiaries of any provision of this Note, the Patent Security Agreement or the Loan Agreement (other than any breach covered by another clause of this Section 4), provided, that if such breach is capable of being cured, then such breach shall not constitute an “Event of Default” until the thirtieth (30th) day following notice thereof from the Holder, to the extent such breach has not been cured prior to such date, (f) institution by or against the Company of insolvency, receivership or bankruptcy proceedings or any other similar proceedings for the settlement of the Company’s debts, provided, that in the case of an involuntary proceeding commenced against the Company by a third party creditor whose claim against the Company is less than $100,000, such proceeding shall have remained undismissed and unstayed for more than thirty (30) days, (g) an event of default under any mortgage, indenture, obligation, instrument or indebtedness of the Company for borrowed money, which default results in $100,000 or more (in the aggregate) of such indebtedness to become due and payable by the Company prior to its stated maturity date, (h) any representation or warranty of the Company contained in the Loan Agreement or the Patent Security Agreement shall prove to have been false in any material respect when made or deemed to have been made or repeated, provided, that if such breach is capable of being cured, then such breach shall not constitute an “Event of Default” until the thirtieth (30th) day following the date the Company becomes aware of the factual circumstances giving rise to the breach, to the extent such breach has not been cured prior to such date, unless such breach has had a material impairment on BSC’s rights under the Notes, the Patent Security Agreement or the Loan Agreement, (i) there shall remain in force, undischarged, unsatisfied, unvacated, unbonded or unstayed, for more than sixty (60) days, any final judgment against

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the Company or any of its subsidiaries that, with other such outstanding final judgments against the Company or any of its subsidiaries that are undischarged, unsatisfied, unvacated, unbonded or unstayed, exceeds in the aggregate $500,000 in excess of insurance coverage, (j) this Note shall be cancelled, terminated, revoked or rescinded, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind this Note shall be commenced by or on behalf of the Company or any of its subsidiaries party thereto or any of their respective shareholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, this Note is illegal, invalid or unenforceable in accordance with the terms thereof, (k) breach by the Company of Section 11.7(e) of the System and Lead Development and Transfer Agreement dated as of December 30, 2005, as amended and in effect from time to time, or (l) breach by the Company of Section 6.8 of the Loan Agreement. At BSC’s option, the entire unpaid portion of this Note will become due and payable upon written notice of acceleration given by BSC to the Company at any time upon or after consummation of a Sale of the Company.

16. Security Interest. This Note is secured by a first priority security interest in all of the Company’s property and assets pursuant to the Loan Agreement, to which reference is made for a description of the security for this Note.

17. Independent Obligations. The Company agrees and acknowledges that each covenant contained in Sections 3 and 5 hereof constitutes an independent obligation of the Company, not qualified by any other clause, and shall be deemed to be cumulative.

18. Assignment. This Note shall not be assigned by operation of law or otherwise, except that the Holder may assign this Note to any assignee of BSC’s rights and obligation under the Loan Agreement.

19. Waiver of Presentment, Etc. Except as otherwise set forth herein, the Company hereby, to the fullest extent permitted by applicable law, waives presentment, demand, notice, protest, and all other demands and notices in connection with delivery, acceptance, performance, default, acceleration or enforcement of or under this Note.

20. Amendment; Waivers. Neither this Note nor any term hereof may be waived, amended, discharged, modified, changed, or terminated orally, nor shall any waiver of any provision hereof be effective except by an instrument in writing signed by the party granting the waiver. The failure of the Holder hereof to exercise any of its rights, remedies, powers or privileges hereunder in any instance will not constitute a waiver thereof, or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or of any other right or remedy.

21. Payment of Collection Costs. The Company will pay on demand all costs of collection, including all court costs and reasonable attorneys’ fees, paid or incurred by the Holder in enforcing this Note after default.

22. GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO PRINCIPLES OF CHOICE OF LAW).

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IN WITNESS WHEREOF, the Company has executed and delivered this Amended and Restated Secured Convertible Promissory Note as an instrument as of the date first above written.

MRI INTERVENTIONS, INC.

By
Name:
Title:

Exhibit C

Restated December 2009 Note

See Attached.

NEITHER THIS NOTE NOR ANY SECURITIES THAT MAY BE ISSUED UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS NOTE AND ANY SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS SO REGISTERED AND QUALIFIED UNDER ALL APPLICABLE SECURITIES LAWS, OR UNLESS SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

AMENDED AND RESTATED

SECURED CONVERTIBLE PROMISSORY NOTE

$918,776.58	Dated: December 18,2009 Restated:February 2,2012

FOR VALUE RECEIVED, the undersigned, MRI Interventions, Inc., a Delaware corporation formerly known as SurgiVision, Inc. (the “Company”), hereby promises to pay to Boston Scientific Corporation, or its assigns hereunder (“BSC”), prior to or on the Maturity Date (as defined below) and subject to acceleration or conversion as set forth herein, the aggregate principal amount of NINE HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED SEVENTY-SIX DOLLARS AND FIFTY-EIGHT CENTS ($918,776.58) (such initial amount, and any amounts added thereto in accordance with the terms hereof, being referred to as the “Principal Amount”). This Note shall bear interest at a rate equal to 0%; provided, however, that any overdue amount payable hereunder shall bear interest compounded annually at a rate equal to 10% per annum from the date such payment was due until the date such amount shall be paid in full. Unless the indebtedness evidenced by this Note becomes due and payable earlier as provided herein, the entire Principal Amount shall be payable in full by the Company on the Maturity Date. The obligations of the Company under this Note are secured by a pledge of the assets of the Company as described in Section 5.

23. Defined Terms. This Note evidences borrowings under and has been issued by the Company in accordance with the terms of that certain Loan Agreement, dated October 16, 2009, as amended, between the Company and BSC (the “Loan Agreement”). This Note amends, restates, replaces and supersedes, in all respects, the Secured Convertible Promissory Note dated December 18, 2009, issued by the Company to BSC in the original principal amount of $750,000 pursuant to the Loan Agreement. As used herein, “BSC” shall also be deemed to refer to any subsequent Holder of this Note. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement. BSC and any Holder hereof is entitled to the benefits of the Loan Agreement, and may enforce the agreements of the Company contained therein, and any Holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. For purposes of this Note, the terms listed below shall have the respective meanings set forth below:

23.1 “business day” means any day, other than Saturday, Sunday or a legal holiday that banks located in Boston, Massachusetts are not open for business;

23.2 “Holder” shall mean, initially, BSC and thereafter, any subsequent holder of this Note in accordance with the provisions of Section 7 below; and

23.3 “Maturity Date” means December 18, 2014.

24. Payment.

24.1 Payments. Payment of interest (if any) and principal hereunder shall be made as provided herein to the business address of the Holder. If the payments to be made by the Company shall be stated to be due on a date which is not a business day, such payment may be made on the next succeeding business day, and any interest payment on each such date shall include the amount thereof which shall accrue during the period of such extension of time. All computations of interest payable under this Note shall be made on the basis of the actual number of calendar days elapsed divided by 365. All payments hereunder shall be applied first to any unpaid accrued interest, and second to repayment of any unpaid principal amount hereunder.

24.2 Prepayment.

(a) Optional Prepayment. The Company shall be permitted to prepay any unpaid portion of this Note at any time prior to the Maturity Date.

(b) Mandatory Prepayment. The Company shall be required to prepay the unpaid portion of this Note out of the proceeds of any Qualified Financing as provided in Section 3.3(b) of the Loan Agreement.

25. Conversion. This Note shall be convertible into Conversion Shares in accordance with the terms and subject to the conditions set forth in the Loan Agreement.

26. Acceleration. Upon the occurrence of any Event of Default (as defined below) and so long as any Event of Default is continuing, the Holder may, at its option and upon written notice of acceleration given by the Holder to the Company, declare the entire unpaid portion of this Note due and payable. Each of the following events shall be deemed an “Event of Default”: (a) the Company shall fail to pay any portion of the Principal Amount or other sums due hereunder, within fifteen (15) days after the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, (b) commencement of proceedings for the liquidation or dissolution of the Company, or any other termination or winding-up of its existence or business, (c) appointment of any receiver, including a temporary receiver, for the Company or substantially all its assets, (d) assignment of its assets by the Company for the benefit of its creditors, (e) material breach by the Company or any of its subsidiaries of any provision of this Note, the Patent Security Agreement or the Loan Agreement (other than any breach covered by another clause of this Section 4), provided, that if such breach is capable of being cured, then such breach shall not constitute an “Event of Default” until the thirtieth (30th) day following notice thereof from the Holder, to the extent such breach has not been cured prior to such date, (f) institution by or against the Company of insolvency, receivership or bankruptcy proceedings or any other similar proceedings for the settlement of the Company’s debts, provided, that in the case of an involuntary proceeding commenced against the Company by a third party creditor whose claim against the Company is less than $100,000, such proceeding shall have remained undismissed and unstayed for more than thirty (30) days, (g) an event of default under any mortgage, indenture, obligation, instrument or indebtedness of the Company for borrowed money, which default results in $100,000 or more (in the aggregate) of such indebtedness to become due and payable by the Company prior to its stated maturity date, (h) any representation or warranty of the Company contained in the Loan Agreement or the Patent Security Agreement shall prove to have been false in any material respect when made or deemed to have been made or repeated, provided, that if such breach is capable of being cured, then such breach shall not constitute an “Event of Default” until the thirtieth (30th) day following the date the Company becomes aware of the factual circumstances giving rise to the breach, to the extent such breach has not been cured prior to such date, unless such breach has had a material impairment on BSC’s rights under the Notes, the Patent Security Agreement or the Loan Agreement, (i) there shall remain in force, undischarged, unsatisfied, unvacated, unbonded or unstayed, for more than sixty (60) days, any final judgment against

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the Company or any of its subsidiaries that, with other such outstanding final judgments against the Company or any of its subsidiaries that are undischarged, unsatisfied, unvacated, unbonded or unstayed, exceeds in the aggregate $500,000 in excess of insurance coverage, (j) this Note shall be cancelled, terminated, revoked or rescinded, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind this Note shall be commenced by or on behalf of the Company or any of its subsidiaries party thereto or any of their respective shareholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, this Note is illegal, invalid or unenforceable in accordance with the terms thereof, (k) breach by the Company of Section 11.7(e)) of the System and Lead Development and Transfer Agreement dated as of December 30, 2005, as amended and in effect from time to time, or (l) breach by the Company of Section 6.8 of the Loan Agreement. At BSC’s option, the entire unpaid portion of this Note will become due and payable upon written notice of acceleration given by BSC to the Company at any time upon or after consummation of a Sale of the Company.

27. Security Interest. This Note is secured by a first priority security interest in all of the Company’s property and assets pursuant to the Loan Agreement, to which reference is made for a description of the security for this Note.

28. Independent Obligations. The Company agrees and acknowledges that each covenant contained in Sections 3 and 5 hereof constitutes an independent obligation of the Company, not qualified by any other clause, and shall be deemed to be cumulative.

29. Assignment. This Note shall not be assigned by operation of law or otherwise, except that the Holder may assign this Note to any assignee of BSC’s rights and obligation under the Loan Agreement.

30. Waiver of Presentment, Etc. Except as otherwise set forth herein, the Company hereby, to the fullest extent permitted by applicable law, waives presentment, demand, notice, protest, and all other demands and notices in connection with delivery, acceptance, performance, default, acceleration or enforcement of or under this Note.

31. Amendment; Waivers. Neither this Note nor any term hereof may be waived, amended, discharged, modified, changed, or terminated orally, nor shall any waiver of any provision hereof be effective except by an instrument in writing signed by the party granting the waiver. The failure of the Holder hereof to exercise any of its rights, remedies, powers or privileges hereunder in any instance will not constitute a waiver thereof, or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or of any other right or remedy.

32. Payment of Collection Costs. The Company will pay on demand all costs of collection, including all court costs and reasonable attorneys’ fees, paid or incurred by the Holder in enforcing this Note after default.

33. GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO PRINCIPLES OF CHOICE OF LAW).

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IN WITNESS WHEREOF, the Company has executed and delivered this Amended and Restated Secured Convertible Promissory Note as an instrument as of the date first above written.

MRI INTERVENTIONS, INC.

BY
Name:
Title:

Schedule A

See Attached

Schedule A

ISSUED AND PENDING PATENTS

Patents Issued by U.S. Patent

and Trademark Office

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

Patents Issued by Foreign Offices

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

Patents Issued by Foreign Offices

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

Patents Pending with U.S. Patent

and Trademark Office

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

Patents Pending with U.S. Patent

and Trademark Office

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

Patents Pending with Foreign Offices

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

Patents Pending with Foreign Offices

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

Patents Pending with Foreign Offices

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

Patents Pending with Foreign Offices

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

Patents Pending with Foreign Offices

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule B

Exceptions to Representations and Warranties

4.1	Organization, Good Standing and Qualification

(b)	The Company does not have any Subsidiaries. Cardiac EP, Sub, Inc. was merged with and into the Company on June 11, 2010.

4.2	Capitalization

(a)	The authorized capital stock of the Company consists of: (i) 30,000,000 shares of Preferred Stock, of which 8,000,000 shares have been designated Series A Preferred Stock and of which 7,965,000 shares of Series A Preferred Stock are issued and outstanding; and (ii) 70,000,000 shares of Common Stock of which 16,084,981 shares are issued and outstanding.

(b)	There are presently 287,500 shares of Common Stock subject to outstanding options awarded under the Company’s 1998 Stock Option Plan.

There are presently 129,875 shares of Common Stock subject to outstanding options awarded under the Company’s 2007 Stock Incentive Plan.

There are presently 824,950 shares of Common Stock subject to outstanding options awarded under the Company’s 2010 Incentive Compensation Plan.

There are presently 2,371,000 shares of Common Stock subject to outstanding options awarded under the Company’s 2010 Non-Qualified Stock Option Plan.

There are presently 1,989,596 shares of Common Stock subject to outstanding warrants issued by the Company.

As provided in the Company’s Amended and Restated Certificate of Incorporation, shares of Series A Preferred Stock are convertible into shares of Common Stock.

In March 2010, the Company issued 10% Senior Unsecured Convertible Notes in the aggregate principal amount of $4,071,000, which notes are convertible into shares of Common Stock.

In April 2011, the Company issued to Brainlab AG the 10% Subordinated Secured Convertible Note in the aggregate principal amount of $2,000,000, which note is convertible into shares of the Company’s capital stock.

In June through September 2011, the Company issued Unsecured Convertible Promissory Notes in the aggregate principal amount of $1,310,000, which notes are convertible into shares of Common Stock.

In October 2011, the Company commenced a private placement of its securities in which it is offering units, with each unit consisting of a 10% Secured Convertible Promissory Note in the principal amount of $100,000 and a warrant to purchase 50,000 shares of Common Stock (the “Unit Offering”). The notes are convertible into shares of Common Stock. The Company is seeking to raise up to the aggregate amount of $6 million in the Unit Offering.

Investors in the Unit Offering will receive limited participation rights with respect to the issuance of new securities by the Company. While each investor’s note remains outstanding, such investor will have the pro rata right, based on its percentage equity ownership in the Company (assuming the conversion of the note into shares of Common Stock and the exercise of the investor’s warrant for shares of Common Stock) to participate in subsequent issuances of equity securities by the Company. This participation right will terminate upon payment or conversion of the note. In addition, this participation right will not apply with respect to: (i) securities issued pursuant to the Company’s acquisition of another company, regardless of the form of the transaction; (ii) securities issued upon exercise or conversion of any options, warrants, notes or other convertible securities; (iii) securities (including, but not limited to, options) granted or issued to the Company’s employees, officers, directors, consultants or advisors pursuant to plans or agreements approved by the Board of Directors or a duly authorized committee of the Board of Directors; (iv) securities issued in a public offering pursuant to an effective registration statement under the Securities Act; (v) securities issued in connection with sponsored research, collaboration, technology license, development, OEM, distribution, marketing or other similar agreements or strategic partnerships approved by the Board of Directors or a duly authorized committee of the Board of Directors; or (vi) securities issued with the consent of the holders of a majority in aggregate outstanding principal amount of the notes.

(d)	The Series A Preferred Stock is presently convertible into Common Stock on a one-for-four basis. The Company’s Board of Directors has approved an amendment to the Certificate of Designation, Preferences, and Rights for the Series A Preferred Stock, in the form provided to BSC, that provides for the automatic conversion of the Series A Preferred Stock into Common Stock upon the effective date of a Form 10 or other registration statement pursuant to which the Common Stock is registered as a class of securities under the Securities Exchange Act of 1934. With respect only to that specific conversion event, the Series A Preferred Stock will be convertible into Common Stock on a one-for-one basis.

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4.7	Outstanding Debt

In March 2010, the Company issued 10% Senior Unsecured Convertible Notes in the aggregate principal amount of $4,071,000 (the “March 2010 Notes”). The March 2010 Notes are unsecured. If the March 2010 Notes are not amended or converted into shares of Common Stock pursuant to Section 6.8 of the Loan Agreement, an Event of Default under the Restated Notes to BSC shall occur.

In November 2010, the Company issued Junior Secured Promissory Notes in the aggregate principal amount of $3,000,000 (the “November 2010 Notes”). The November 2010 Notes are subordinated to the Restated Notes to BSC and are secured by a junior security interest in the Company’s assets.

In April 2011, the Company issued to Brainlab AG a 10% Subordinated Secured Convertible Note in the aggregate principal amount of $2,000,000 (the “Brainlab Note”). The Brainlab Note is subordinated to the Restated Notes to BSC and is secured by a junior security interest in the Company’s assets. If the Brainlab Note is not amended or converted into shares of Common Stock or Preferred Stock pursuant to Section 6.8 of the Loan Agreement, an Event of Default under the Restated Notes to BSC shall occur.

In June through September 2011, the Company issued Unsecured Convertible Promissory Notes in the aggregate principal amount of $1,310,000 (the “Summer 2011 Notes”). The Summer 2011 Notes are unsecured. If the Summer 2011 Notes are not amended or converted into shares of Common Stock pursuant to Section 6.8 of the Loan Agreement, an Event of Default under the Restated Notes to BSC shall occur.

The Company commenced its Unit Offering in October 2011, in which the Company is offering units that consist, in part, of a 10% Secured Convertible Promissory Note in the principal amount of $100,000, and collectively up to $6,000,000 in aggregate amount (the “Unit Offering Notes”). The Unit Offering Notes are subordinated to the Restated Notes to BSC and are secured by a junior security interest in the Company’s assets. If the Unit Offering Notes are not amended or converted into shares of Common Stock pursuant to Section 6.8 of the Loan Agreement, an Event of Default under the Restated Notes to BSC shall occur.

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Schedule 6.2

Permitted Indebtedness

The March 2010 Notes. The March 2010 Notes are unsecured. If the March 2010 Notes are not amended or converted into shares of Common Stock pursuant to Section 6.8 of the Loan Agreement, an Event of Default under the Restated Notes to BSC shall occur.

The November 2010 Notes. The November 2010 Notes are subordinated to the Restated Notes to BSC and are secured by a junior security interest in the Company’s assets.

The Brainlab Note. The Brainlab Note is subordinated to the Restated Notes to BSC and is secured by a junior security interest in the Company’s assets. If the Brainlab Note is not amended or converted into shares of Common Stock or Preferred Stock pursuant to Section 6.8 of the Loan Agreement, an Event of Default under the Restated Notes to BSC shall occur.

The Summer 2011 Notes. The Summer 2011 Notes are unsecured. If the Summer 2011 Notes are not amended or converted into shares of Common Stock pursuant to Section 6.8 of the Loan Agreement, an Event of Default under the Restated Notes to BSC shall occur.

The Unit Offering Notes. The Unit Offering Notes are subordinated to the Restated Notes to BSC and are secured by a junior security interest in the Company’s assets. If the Unit Offering Notes are not amended or converted into shares of Common Stock pursuant to Section 6.8 of the Loan Agreement, an Event of Default under the Restated Notes to BSC shall occur.